Defined Contribution Plan, Pension and Other Post-Retirement Benefit Plans - Summary of Expected Future Benefit Payments of Pension and Other Post-Retirement Benefit Plans (Detail) $ in Thousands	Dec. 31, 2024 USD ($)
Retirement Benefits [Abstract]
2025	$ 1,995
2026	1,918
2027	1,937
2028	1,997
2029	2,088
2030 to 2034	$ 9,915